Laudus Trust
Laudus U.S. Large Cap Growth Fund

Portfolio Holdings as of December 31, 2021 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 0.9%
Tesla, Inc. *	29,483	31,157,045

Capital Goods 4.2%
Fortive Corp.	404,548	30,862,967
Roper Technologies, Inc.	107,474	52,862,161
TransDigm Group, Inc. *	98,549	62,704,758
		146,429,886

Commercial & Professional Services 2.1%
CoStar Group, Inc. *	330,843	26,146,522
TransUnion	377,717	44,789,682
		70,936,204

Consumer Durables & Apparel 4.2%
LVMH Moet Hennessy Louis Vuitton SE ADR	351,613	58,191,952
NIKE, Inc., Class B	520,024	86,672,400
		144,864,352

Consumer Services 2.9%
Chipotle Mexican Grill, Inc. *	18,794	32,856,611
Domino's Pizza, Inc.	60,365	34,065,780
Evolution AB	233,531	33,385,592
		100,307,983

Diversified Financials 4.2%
KKR & Co., Inc.	491,313	36,602,818
S&P Global, Inc.	229,187	108,160,221
		144,763,039

Energy 0.6%
Pioneer Natural Resources Co.	109,216	19,864,206

Health Care Equipment & Services 3.2%
Align Technology, Inc. *	60,472	39,740,989
Intuitive Surgical, Inc. *	79,270	28,481,711
UnitedHealth Group, Inc.	82,692	41,522,961
		109,745,661

Household & Personal Products 0.9%
Olaplex Holdings, Inc. *	1,061,248	30,914,154

SECURITY	NUMBER OF SHARES	VALUE ($)
Materials 2.8%
Ball Corp.	199,688	19,223,964
Linde plc	78,904	27,334,712
The Sherwin-Williams Co.	140,006	49,304,513
		95,863,189

Media & Entertainment 15.8%
Alphabet, Inc., Class A *	58,683	170,006,998
Facebook, Inc., Class A *	402,609	135,417,537
Match Group, Inc. *	333,156	44,059,881
Netflix, Inc. *	127,572	76,854,476
Sea Ltd. ADR *	278,750	62,359,162
Snap, Inc., Class A *	1,241,050	58,366,582
		547,064,636

Pharmaceuticals, Biotechnology & Life Sciences 6.2%
Danaher Corp.	184,565	60,723,731
Eli Lilly & Co.	68,524	18,927,699
Lonza Group AG ADR	433,692	36,213,282
Thermo Fisher Scientific, Inc.	48,848	32,593,339
Zoetis, Inc.	265,219	64,721,393
		213,179,444

Retailing 10.4%
Amazon.com, Inc. *	82,176	274,002,724
Etsy, Inc. *	197,784	43,302,829
MercadoLibre, Inc. *	30,881	41,639,940
		358,945,493

Semiconductors & Semiconductor Equipment 10.8%
Analog Devices, Inc.	256,885	45,152,676
ASML Holding N.V. NY Registry Shares	138,129	109,970,022
Marvell Technology, Inc.	1,249,446	109,314,031
NVIDIA Corp.	365,364	107,457,206
		371,893,935

Software & Services 24.3%
Adobe, Inc. *	135,288	76,716,413
Crowdstrike Holdings, Inc., Class A *	82,079	16,805,675
Intuit, Inc.	207,310	133,345,938
Mastercard, Inc., Class A	153,227	55,057,526
Microsoft Corp.	959,206	322,600,162
ServiceNow, Inc. *	110,033	71,423,521
Shopify, Inc., Class A *	42,695	58,807,666
Visa, Inc., Class A	388,437	84,178,182
Wix.com Ltd. *	130,908	20,655,974
		839,591,057

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
Technology Hardware & Equipment 4.8%
Apple Inc.	713,340	126,667,784
Zebra Technologies Corp., Class A *	68,412	40,718,822
		167,386,606

Transportation 1.2%
Uber Technologies, Inc. *	413,560	17,340,571
Union Pacific Corp.	91,614	23,080,315
		40,420,886
Total Common Stocks (Cost $1,745,918,227)		3,433,327,776

SHORT-TERM INVESTMENTS 0.6% OF NET ASSETS

Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	20,315,114	20,315,114
Total Short-Term Investments (Cost $20,315,114)		20,315,114
Total Investments in Securities (Cost $1,766,233,341)		3,453,642,890

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2021:
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$3,433,327,776	$—	$—	$3,433,327,776
Short-Term Investments[1]	20,315,114	—	—	20,315,114
Total	$3,453,642,890	$—	$—	$3,453,642,890

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
•  Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•  Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•  Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings (continued)

which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG60662DEC21
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